Note 21 - Restricted Net Assets	12 Months Ended
Dec. 31, 2013
Disclosure Text Block Supplement [Abstract]
Restricted Assets Disclosure [Text Block]
(21)	Restricted Net Assets

Relevant PRC statutory laws and regulations permit payments of dividends by the Group’s PRC subsidiaries and VIEs only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. As a result of these PRC laws and regulations, the Group’s PRC subsidiaries and VIEs are restricted in their ability to transfer a portion of their net assets either in the form of dividends, loans or advances. As of December 31, 2012 and 2013, the Company had restricted net assets of RMB1,901,940 and RMB1,907,730 (including RMB159,464 and RMB135,678 restricted net assets of the VIEs), respectively, which were not eligible to be distributed. These amounts were comprised of the registered capital of the Company’s PRC subsidiaries and VIEs and the statutory reserves disclosed in note 15.